Exhibit 10.41
Opendoor Labs Inc.
1295 West Washington Street, Suite 115
Tempe, AZ 85288
December 22, 2025
Giang Nguyen
[***]

VIA EMAIL
Dear Giang:
Opendoor Labs Inc., a Delaware corporation (the “Company”), is pleased to offer you employment on the terms described in this letter agreement (this “Agreement”). Your employment will commence as soon as reasonably practicable following the date of this Agreement, but in no event later than October 15, 2025, unless you are unable to obtain a waiver of notice obligations to your current employer, in which case no later than October 27, 2025 (such actual date of your commencement of employment shall be referred to herein as the “Start Date”).
1.Employment. You will initially serve as Chief Operating Officer of the Company. You will report to the Company’s Chief Executive Officer (currently Kaz Nejatian). In this role, you will be responsible for performing such duties as are customarily associated with such position, and such other responsibilities consistent with your title, as may be assigned to you by the Company’s CEO or the Company’s Board. During your employment with the Company, you will devote your reasonable best efforts and substantially all of your business time and attention to the business of Opendoor Technologies Inc. (“Parent”), the Company and its subsidiaries (together, the “Company Group”), except for approved vacation periods and reasonable periods of illness or other incapacities permitted by the Company Group’s general employment policies.
2.Work Location and Residence. For the first twelve (12) months of your employment, your primary work location will be remotely from your home, which is currently in the Bahamas. No later than the one (1)-year anniversary of your Start Date, you will primarily work from one or more of the Company’s offices, as selected by you in your reasonable discretion. The Company agrees to reimburse you for moving/relocation expenses, in an amount not to exceed $50,000 USD, incurred in connection with your obligations set forth in this paragraph 2, subject to your providing appropriate documentation to the Company substantiating such expenses. The Company and you agree that you will each make a good faith effort to obtain all of the documents necessary for you to work in the United States. You agree that your obligations to relocate pursuant to this paragraph 2 shall not constitute “Good Reason” (as defined in the Severance Plan and herein) or any other agreement between you and Parent or the Company that incorporates (directly or indirectly) the definition of “Good Reason.” Parent agrees that your inability to obtain the necessary work authorization to permit you to work lawfully in the United States shall not constitute a reason to terminate this Agreement or your employment.

3.Salary. Your annual base salary will be six hundred fifty thousand dollars ($650,000 USD). As an exempt salaried employee, you will be required to work the Company’s normal business hours, and such additional time as appropriate for your work assignments and position, and you will not be entitled to overtime compensation. The Company may change your base salary from time to time with reasonable advance notice, subject to the terms and conditions set forth herein, and provided that any decrease in your base salary is done at the same time and in the same amount (on a percentage basis) as all other senior executives.
4.Signing/Retention Payment. Subject to paragraph 13(a), you will be paid a lump sum cash payment in the amount of one million dollars ($1,000,000 USD), less applicable withholdings and required deductions (the “Signing/Retention Payment”), on the first regular payroll date after the Start Date. In the event that, prior to the one year anniversary of your Start Date, you voluntarily resign without Good Reason (as defined in the Severance Plan and herein), you shall repay, within 30 days of your last day of employment with the Company, a prorated amount of the Signing/Retention Payment (less applicable withholdings and required deductions), based on the number of completed months of employment.
5.Benefits. You will be eligible to participate in all of the employee benefit plans or programs the Company generally makes available to its senior executives, including without limitation, medical, dental, vision, retirement, and life insurance plans, pursuant to the terms and conditions of such plans. You will be eligible for Company-paid holidays and paid time off in accordance with the Company’s policies. The Company may, from time to time, change these benefits in its discretion, provided that you shall be treated no less favorably than similarly situated employees. Additional information regarding these benefits is available for your review upon request.
6.Equity. The sign-on equity awards described in this paragraph 6 are intended to be your exclusive long-term incentive compensation from the Company Group during the performance and vesting periods covered by such awards.
(a)First Sign-On PSU Award.  The Board of Directors or Compensation Committee of Parent, as soon as practicable following the Start Date, will grant you an award of performance-based RSUs with a stock price performance gate covering 3,600,000 shares of the Parent’s common stock (the “First Sign-On PSU Award”). The First Sign-On PSU Award will be granted pursuant to the form of grant notice and award agreement attached to this Agreement as Attachment A (the “First Sign-On PSU Award Agreement”) and will be subject to all terms and conditions set forth in the First Sign-On PSU Award Agreement.
(b)Sign-On RSU Award. The Board of Directors or Compensation Committee of Parent, as soon as practicable following the Start Date, will grant you an award of RSUs covering 500,000 shares of Parent’s common stock (the “Sign-On RSU Award”), which will be eligible to vest in installments over a period of five (5) years from the 15th day of the calendar month in which the Start Date falls (the “Vesting Commencement Date”), with twenty percent (20%) of the award vesting on the six month anniversary of the Vesting Commencement Date and the remainder of the award vesting in quarterly installments thereafter. The Sign-On RSU Award will be granted pursuant to the Company’s standard form of grant notice and award agreement (the “Sign-On RSU Award Agreement”) and will be subject to all terms and conditions set forth in the Sign-On RSU Award Agreement, except as otherwise set forth herein. The Sign-On RSU Award Agreement will also include the
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following terms: In the event of the Participant’s Qualifying Termination (as defined in the Severance Plan), any unvested portion of the Sign-On RSU Award shall become fully vested as of the date of such Qualifying Termination.
(c)Second Sign-On PSU Award. The Board of Directors or Compensation Committee of Parent, as soon as practicable following the Start Date, will grant you an award of performance-based RSUs covering 4,100,000 shares of the Company’s common stock (the “Second Sign-On PSU Award”). The Second Sign-On PSU Award will be granted pursuant to the form of grant notice and award agreement attached to this Agreement as Attachment B (the “Second Sign-On PSU Award Agreement”) and will be subject to all terms and conditions set forth in the Second Sign-On PSU Award Agreement.

7.Expenses. You will be entitled to reimbursement for all ordinary and reasonable out-of-pocket business expenses which are reasonably incurred by you in furtherance of the Company Group’s business, with appropriate documentation and in accordance with the Company Group’s standard policies. Any reimbursement of expenses or in-kind benefits payable under this Agreement shall be made in accordance with Treasury Regulation Section 1.409A-3(i)(1)(iv) and shall be paid on or before the last day of your taxable year following the taxable year in which you incurred the expenses. The amount of expenses reimbursed or in-kind benefits payable in one year shall not affect the amount eligible for reimbursement or in-kind benefits payable in any other taxable year of yours, and your right to reimbursement for such amounts shall not be subject to liquidation or exchange for any other benefit.
8.Compliance with Confidentiality Information Agreement and Company Policies. As a condition of employment, you agree to sign and comply with the Confidential Information and Inventions Assignment Agreement (the “Confidentiality Agreement”) attached hereto as Attachment C. In addition, you are required to abide by the Company Group’s policies and procedures (including but not limited to the Company Group’s employee handbook), as adopted or modified from time to time within the Company Group’s discretion, and acknowledge in writing that you have read and will comply with such policies and procedures (and provide additional such acknowledgements as such policies and procedures may be modified from time to time); provided, however, that in the event the terms of this Agreement differ from or are in conflict with the Company Group’s general employment policies or practices, this Agreement shall control.
Nothing in this Agreement or the Confidentiality Agreement shall prevent you from (i) communicating directly with, cooperating with, or providing information to, or receiving financial awards from, any federal, state or local government agency, including without limitation the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the U.S. Department of Justice, the U.S. Equal Employment Opportunity Commission, or the U.S. National Labor Relations Board, without notifying or seeking permission from the Company, (ii) exercising any rights you may have under Section 7 of the U.S. National Labor Relations Act, such as the right to engage in concerted activity, including collective action or discussion concerning wages or working conditions, or (iii) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination based on a protected characteristic or any other conduct that Employee has reason to believe is unlawful. In addition, you acknowledge receipt of the following notice of immunity rights under the U.S. Defend Trade Secrets Act, which states: “(1) An individual
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shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal; and (2) an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose a trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal, and (B) does not disclose a trade secret, except pursuant to court order.”
9.Protection of Third-Party Information. By signing this Agreement, you are representing that you have full authority to accept this position and perform the duties of the position commencing on the Start Date without conflict with any other obligations and that you are not involved in any situation that might create, or appear to create, a conflict of interest with respect to your loyalty to or duties for the Company. You specifically warrant that you are not subject to an employment agreement or restrictive covenant preventing full performance of your duties to the Company on and after the Start Date. In addition, you agree not to bring to the Company or use in the performance of your responsibilities at the Company any materials or documents of a former employer that are not generally available to the public, unless you have obtained express written authorization from the former employer for their possession and use. You also agree to honor all obligations to former employers during your employment with the Company.
10.Employment Relationship. Your employment with the Company is for no specific period of time. Your employment with the Company is “at will,” meaning that either you or the Company may terminate your employment at any time and for any reason, with or without Cause (as defined in the Severance Plan) and with or without advance notice. Any contrary representations which may have been made to you are superseded by this offer. This Agreement, including the Attachments hereto, is the full and complete agreement between you and the Company Group regarding your employment. The “at will” nature of your employment may only be changed in an express written agreement signed by you and the Board. You will not be entitled to any severance or termination benefits from the Company Group, other than as expressly set forth in this Agreement or its Attachment. Upon your termination of employment for any reason, the Company will pay you all compensation and accrued, unused paid-time-off, if applicable, earned but not paid through the date of termination and vested benefits as required under applicable law or the terms of any applicable benefit plan.
11.Severance. You may be entitled to severance upon certain qualifying terminations of employment, as outlined in the Opendoor Technologies Inc. Executive Severance Plan (the “Severance Plan”). By signing this Agreement and the Participation Agreement with respect to your participation in the Severance Plan, attached hereto as Attachment D (the “Participation Agreement”), you acknowledge your designation as a Tier 2 Executive (as defined in the Severance Plan) in the Severance Plan and your understanding that you agree to all the terms and conditions of the Severance Plan. Notwithstanding anything in the Severance Plan to the contrary, this Agreement shall amend the definition of “Good Reason” in Section 1.17 of the Severance Plan to the following:
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“Good Reason” with respect to a Participant, shall have the meaning set forth in such Participant’s offer letter agreement, employment agreement or similar agreement with the Employer, or, in the absence of such agreement, or if such agreement does not have a definition of “Good Reason,” means the occurrence of any of the following events without the Participant’s written consent: (a) a reduction by the Company or its successor of more than 20% in the Participant’s rate of annual base salary, unless such reduction is in connection with and proportional to reductions to the base salary reductions of other executives of the Company; (b) a material reduction in the Participant’s job responsibilities, duties or authority (provided that a mere change in title to an employment position that is substantially similar to the prior employment position shall not constitute a material reduction in job responsibilities, duty or authority); (c) a change in the geographic location of the Participant’s principal place of employment to any location more than 50 miles from the Participant’s current principal place of employment; (d) the Company requiring Participant to report directly to any individual other than Kaz Nejatian during the first thirty-six (36) months of Participant’s employment, provided that Mr. Nejatian remains employed by the Company during such entire thirty-six (36) month period; and (e) the termination by the Company of Mr. Nejatian’s employment as Chief Executive Officer other than for Cause (as defined in Mr. Nejatian’s offer letter agreement with the Company) during the first thirty-six (36) months of the Participant’s employment. Notwithstanding the foregoing, Good Reason shall not exist unless, within 30 days after the initial occurrence of a circumstance that the Participant believes in good faith to constitute Good Reason, the Participant delivers written notice to the Company setting forth with specificity such circumstance the Participant believes in good faith constitutes Good Reason, the Company shall have failed to cure any claimed event of Good Reason (if capable of cure) within 30 days after receipt of such notice, and the Participant must actually terminate the Participant’s employment no later than 30 days following the expiration of the Company’s cure period.
12.Outside Activities. During your employment by the Company, except on behalf of the Company Group, you will not directly or indirectly serve as an officer, director, stockholder, employee, partner, proprietor, investor, joint venturer, associate, representative or consultant of any other person, corporation, firm, partnership or other entity whatsoever known by you to compete with the Company Group (or is planning or preparing to compete with the Company Group), anywhere in the world, in any line of business engaged in (or planned to be engaged in) by the Company Group; provided, however, that you may purchase or otherwise acquire up to (but not more than) 1% of any class of securities of any enterprise (but without participating in the activities of such enterprise) and you may passively invest in hedge funds, mutual funds, private equity funds and similar funds. Nothing in this Agreement shall prohibit or restrict you from managing your personal investments in companies (and serving on their boards) that are not competitive with the Company Group or engaging in civic, charitable, religious or political activities, sitting on a non-profit, professional, or industry boards, or conducting personal speaking or educational engagements, in each case provided such endeavors do not materially interfere with your obligations under this Agreement. In addition, in the event that you wish to undertake any substantial business activity outside the scope of your employment by the Company, which activity you believe entails no conflict with the Company Group’s business, you agree to inform the Board of your intentions prior to the initiation of such outside business activity, and you furthermore agree to abide by the Board’s decision, which shall be rendered in good faith, as to whether or not there is such a conflict. If, in the Board’s sole determination, such a conflict exists or is likely to develop, you agree not to undertake such outside business activity.
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13.Miscellaneous.
(a)Rescission or Delay of Offer. In the event that the Company rescinds this offer prior to the Start Date or delays the Start Date beyond November 27, 2025, in each case, if your prior employer initiates, or threatens in writing to initiate, legal action against the Company to enjoin or otherwise prevent your commencement of employment with the Company, then the Company shall pay you a lump sum cash payment equal to one million dollars ($1,000,000 USD) within fifteen (15) days of November 27, 2025 (the “Payment Date”). If you begin employment pursuant to this Agreement within twelve (12) months of the Payment Date, the payment described in this paragraph 13(b) shall be in lieu of the Signing/Retention Payment and you agree that you shall not be entitled to receive the Signing/Retention Payment.
(b)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of state of California, without giving effect to principles of conflicts of law.
(c)Entire Agreement. You acknowledge and agree that as of your execution of this Agreement, your sole entitlement to any compensation or benefits from the Company Group will be as set forth in this Agreement. This Agreement, including the Attachments hereto, set forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between you and the Company Group relating to the subject matter hereof.
(d)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Facsimile and electronic image signatures (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) will be deemed an original and valid signature.
(e)Successors and Assigns. This Agreement will bind the heirs, personal representatives, successors and assigns of both you and the Company, and inure to the benefit of both you and the Company, their heirs, successors and assigns, except that you may not assign any of your duties hereunder and you may not assign any of your rights hereunder, without the written consent of the Company.
(f)Severability. If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination shall not affect any other provision of this Agreement and the provision in question shall be modified so as to be rendered enforceable in a manner consistent with the intent of the parties insofar as possible under applicable law.
(g)Amendment or Waiver. No provision of this Agreement may be amended unless such amendment is expressly set forth in a writing that is signed by you and an authorized representative of the Company. Any waiver of a breach of this Agreement, or rights hereunder, shall not be effective unless expressly made in a writing that is signed by the party against whom it is sought to be enforced, and shall not be deemed to be a waiver of any successive breach or rights hereunder.
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(h)Withholding. All amounts payable to you will be subject to appropriate payroll deductions and withholdings.
(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents or notices related to this Agreement, securities of the Company or any of its affiliates or any other matter, including documents and/or notices required to be delivered to you by applicable securities law or any other law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. You hereby consent to: (i) conduct business electronically; (ii) receive such documents and notices by such electronic delivery; and (iii) sign documents electronically and agree to participate through an on-line or electronic system established and maintained by the Company Group or a third party designated by the Company.
(j)Arbitration. You agree that any and all disputes relating to or regarding your employment, including disputes regarding compensation and any and all other conflicts, shall be resolved pursuant to the Federal Arbitration Act, 9 U.S.C. § 1-16 (“FAA”), or if inapplicable, the California Arbitration Act, to the fullest extent permitted by law, by final and binding arbitration. You further agree that such disputes shall be resolved on an individual basis only, and not on a class, collective or representative basis on behalf of other employees (“Class Waiver”), to the extent permitted by applicable law. Any claim that all or part of the Class Waiver is invalid, unenforceable, unconscionable, void or voidable may be determined only by a court. In no case may class, collective or representative claims proceed in arbitration. Notwithstanding the foregoing, this paragraph shall not apply to an action or claim brought in court that cannot be subject to mandatory arbitration as a matter of law, including without limitation, claims alleging sexual harassment or a nonconsensual sexual action or sexual contact, to the extent any such claims are not permitted by applicable law to be submitted to mandatory arbitration and such applicable law is not preempted by the FAA or otherwise invalid (the “Excluded Claims”). In the event you intend to bring multiple claims, including one of the Excluded Claims listed above, the Excluded Claims may be filed with a court, while any other claims will remain subject to mandatory arbitration. You and the Company agree to bring any dispute in arbitration before a single neutral arbitrator with JAMS, Inc. or its successor (“JAMS”), in San Francisco, California or in the county of your residence if it is not in the San Francisco Bay Area at the time of the commencement of an arbitration proceeding, pursuant to the JAMS Employment Rules & Procedures (which can currently be reviewed at http://www.jamsadr.com/rules-employment-arbitration/ and will be provided to you upon request). You on the one hand, and the Company on the other, waive any rights to a jury trial or a bench trial in connection with the resolution of any dispute under this Agreement or your employment (although both parties may seek interim emergency relief from a court to prevent irreparable harm pending the conclusion of any arbitration). The arbitrator shall: (a) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as would otherwise be permitted by law; and (b) issue a written arbitration decision, to include the arbitrator’s essential findings and conclusions and a statement of the award. The arbitrator shall be authorized to award any or all remedies that you or the Company would be entitled to seek in a court of law. You and the Company shall equally share all JAMS’ arbitration fees, or such fees shall be paid in such other manner to the extent required by, and in accordance with, applicable law to effectuate your and the Company’s agreement to arbitrate; provided, however, if you reside in California, the Company shall pay all JAMS’ arbitration fees in excess of the amount of court fees that would be required of you if the dispute were filed in Superior Court. To the extent JAMS does not collect or you otherwise do not pay to JAMS an equal share of all JAMS’ arbitration
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fees for any reason, and the Company pays JAMS your share, you acknowledge and agree that the Company shall be entitled to recover from you half of the JAMS arbitration fees invoiced to the parties (less any amounts you paid to JAMS) in a federal or state court of competent jurisdiction. Each party is responsible for its own attorneys’ fees, except as expressly set forth in your Confidentiality Agreement. Nothing in this Agreement is intended to prevent either you or the Company from obtaining injunctive relief in court to prevent irreparable harm pending the conclusion of any such arbitration. Any awards or orders in such arbitrations may be entered and enforced as judgments in the federal and state courts of any competent jurisdiction. This paragraph shall not apply to an action or claim brought in court pursuant to the California Private Attorneys General Act of 2004, as amended. Arbitration is not a mandatory condition of your employment. If you wish to opt out of this arbitration agreement, you must notify the Company in writing by sending an email to [***] stating your intent to opt out within 30 days of signing this Agreement.
(k)Company Representations. The Company represents and warrants that (i) it is fully authorized by action of the Board of Directors of Parent to enter into this Agreement and perform its obligations under this Agreement, (ii) the execution, delivery and performance of this Agreement does not violate any applicable law, regulation, order, judgement or decree or any agreement, arrangement, plan or corporate governance document to which it is a party or by which it is bound, and (iii) upon the execution and delivery of this Agreement by the parties, this Agreement shall be its valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally.
[Signature Page Follows.]

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To indicate your acceptance of the Company’s offer of employment, please sign and date this Agreement, the enclosed Participation Agreement and the enclosed Confidentiality Agreement in the space provided for your signature and return them to me within three business days of the date of this letter.
Very truly yours,
OPENDOOR LABS INC.
By:    /s/ Kaz Nejatian
Name: Kaz Nejatian
Title: Chief Executive Officer

ACCEPTED AND AGREED:
/s/ Giang Nguyen
Giang Nguyen

Attachment A: First Sign-On PSU Award Agreement
Attachment B: Second Sign-On PSU Award Agreement
Attachment C: Confidentiality Agreement
Attachment D: Participation Agreement

[Signature Page to Offer Letter]

Attachment A

OPENDOOR TECHNOLOGIES INC. PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE FIRST SIGN-ON PSU AWARD

Opendoor Technologies Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the performance-based Restricted Stock Units (the “PSUs”) described in this Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”) subject to the terms and conditions of the Opendoor Technologies Inc. 2020 Incentive Award Plan (as amended from time to time, the “Plan”) and the Performance-Based Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan.
Participant: Giang Nguyen

Grant Date: December 10, 2025

Number of PSUs: 3,600,000

Vesting Commencement Date: October 15, 2025

Vesting Schedule: Subject to the terms of the Performance-Based Restricted Stock Unit Agreement, the PSUs shall vest as set forth in Exhibit B attached hereto.
By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has read and understands that the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all applicable provisions of the Plan, this Grant Notice and the Agreement.

NOTE: PSUs will be cancelled and forfeited on your Termination Date except as set forth in the Agreement; you will not be entitled to compensation or damages pursuant to contract, common law or civil law in respect of any such cancellation and forfeiture.

OPENDOOR TECHNOLOGIES INC.    PARTICIPANT

By:	/s/ Kaz Nejatian	/s/ Giang Nguyen
Name:	Kaz Nejatian	Giang Nguyen
Title:	Chief Executive Officer

A-1

Exhibit A to Attachment A

OPENDOOR TECHNOLOGIES INC. PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.
Article 1
GENERAL
1.1Award of PSUs. The Company has granted the PSUs to Participant (the “Award”) effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to be issued any Shares until the time (if ever) the PSUs have vested.
1.2Incorporation of Terms of the Plan. The PSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any conflict between the Plan and this Agreement, the terms of this Agreement will control; provided, however, that no action by the Administrator or the Company that is permitted under Articles 8.2(e) or 8.2(f) of the Plan shall have an adverse effect on the economic value of the Award, as determined by the Administrator in its reasonable discretion, without the express written consent of the Participant.
1.3Unsecured Promise. The PSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.
1.4Definitions. Capitalized terms used in this Agreement will have the meanings set forth in Exhibit B or, if not defined in Exhibit B, will have the same meanings as in the Plan.
Article 2
VESTING; FORFEITURE AND SETTLEMENT
2.1Vesting; Forfeiture.
(a)The PSUs will vest according to the terms and conditions set forth in Exhibit B. In the event of Participant’s Termination of Service for any reason, all unvested PSUs will immediately and automatically be cancelled and forfeited, except as otherwise provided in Exhibit B or in a binding written agreement between Participant and the Company that specifically provides that it is intended to supersede the terms of this Agreement.
(b)Notwithstanding the terms of the Plan, Participant’s Termination of Service is deemed to occur on the Termination Date for the purposes of this Agreement.

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2.2Settlement.
(a)The PSUs will be paid in Shares as soon as administratively practicable after the vesting of the applicable PSU, but in no event later than the March 15 of the year following the year in which the applicable vesting date occurs.
(b)Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate the Applicable Laws until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided that the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.
Article 3
TAXATION AND TAX WITHHOLDING
3.1Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.
3.2Tax Withholding.
(a)Participant may pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s PSUs. If Participant does not pay the Company such taxes, then following consultation between Participant and the Company and subject to any requirements or limitations under Applicable Law, the Company shall and Participant hereby authorizes and consents to the Company, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to the PSUs by one of the following methods, notwithstanding anything to the contrary in Article 9.5 of the Plan:
(i)by surrendering to the Company for cancellation PSUs with respect to that number of Shares with a Fair Market Value to the applicable tax withholding obligations; or
(ii)if there is a public market for Shares at the time the tax obligations are satisfied, delivery by the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to sell shares issued in respect of the PSUs in an amount necessary to satisfy the applicable tax withholding obligations and deliver promptly to the Company funds sufficient to satisfy the tax withholding; provided that such amount is paid to the Company as soon as practicable; or
(iii)a combination of the payment forms described in clauses (i)-(ii) of this Article 3.2(a).
Ex. A A-2

(b)Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the PSUs. Neither the Company nor any Subsidiary makes any representation regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the PSUs or the subsequent sale of Shares. The Company and its Subsidiaries do not commit and are under no obligation to structure the PSUs to reduce or eliminate Participant’s tax liability.
Article 4
OTHER PROVISIONS
4.1Adjustments. Participant acknowledges that the PSUs, and the Shares subject to the PSUs, are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.
4.2Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or a regularly maintained branch post office, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
4.3Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.4Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
4.5Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, provided that any such assignee is the successor to all or substantially all of the business and assets of the Company and expressly assumes the liabilities and obligations of the Company under this Agreement, and this Agreement will inure to the benefit of the successors and permitted assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and permitted assigns of the parties hereto.
4.6Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the PSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any
Ex. A A-3

amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
4.7Entire Agreement. The Plan, the Grant Notice and this Agreement (including Exhibit B hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant agrees and acknowledges that Participant has received and read a copy of the Plan.
4.8Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
4.9Limitation on Participant’s Rights. The participation of any Participant in the Plan is entirely voluntary and participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the PSUs, as and when settled pursuant to the terms of this Agreement.
4.10Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.
4.11Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
4.12Special Provisions for Bahamas. Notwithstanding any other provision of this Agreement or the Plan to the contrary:
(a)Participant acknowledges that the grant, vesting, and settlement of this Award may be subject to the securities laws of The Bahamas, including the Securities Industry Act, 2024 and any successor legislation. The Company shall cooperate in good faith to facilitate any required filings, exemptions, or disclosures with the Securities Commission of The Bahamas.
(b)Participant understands that, as a resident of The Bahamas, holding or receiving foreign securities or related proceeds may require prior approval under the Exchange Control Regulations Act. Participant agrees to seek any necessary approvals, and the Company
Ex. A A-4

shall provide reasonable assistance in connection with such applications, including documentation of the award terms and valuation.
(c)The Company makes no representations regarding the tax treatment of this Award under Bahamian law. Participant is solely responsible for complying with any applicable tax reporting or payment obligations arising from the grant, vesting, or settlement of this Award.
(d)To the extent required by the laws of The Bahamas, this Agreement shall be interpreted in a manner consistent with such laws, provided that no provision herein shall be deemed to create an employment relationship under Bahamian law.
[Signature Page Follows.]

Ex. A A-5

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.
                    OPENDOOR TECHNOLOGIES INC.

                    By: _/s/ Kaz Nejatian_________________
                    Name: Kaz Nejatian
                    Title: Chief Executive Officer

                    Participant

                    By: __/s/ Giang Nguyen________________
                    Name: Giang Nguyen

[Signature Page to Attachment A – First PSU Award Agreement]

Exhibit B to Attachment A
PSU VESTING CONDITIONS (FIRST SIGN-ON AWARD)
In addition to the terms set forth in the Grant Notice and the Agreement, the Award will be subject to the terms of this Exhibit B. Capitalized terms will have the meaning ascribed to such terms in the Grant Notice or above sections of the Agreement, as applicable, unless otherwise noted or otherwise defined in Section 9 of this Exhibit B.
1.Vesting Conditions. This Exhibit B sets forth the terms and conditions pursuant to which the PSUs will be deemed to have satisfied the Performance-Based Vesting Condition and the Time-Based Vesting Condition.
2.Time-Based Vesting Condition. Except as set forth in Sections 5 and 6 of this Exhibit B, subject to Participant’s continued employment with the Company and its affiliates through the applicable date, the Time-Based Vesting Condition shall be satisfied as to twenty percent (20%) of the PSUs subject to the Award on the six (6)-month anniversary of the Vesting Commencement Date, and the Time-Based Vesting Condition shall be satisfied as to the remaining eighty percent (80%) of the PSUs subject to the Award (the “Remainder”) in substantially equal installments of one-sixteenth (1/16th) of the Remainder starting on the date that is three (3) months after the six (6)-month anniversary of the Vesting Commencement Date and continuing on each date that is three (3) months thereafter (such six (6)-month anniversary and each successive date that is three (3) months thereafter, a “Measurement Date”), such that the Time-Based Vesting Condition shall be satisfied with respect to one hundred percent 100% of the Award on the four and one-half (4.5) year anniversary of the Vesting Commencement Date. For purposes of this Exhibit B, “Tranche” will refer to the initial installment of twenty percent (20%) of the Award and to each installment of one-sixteenth (1/16th) of the Remainder. Except as otherwise expressly provided in Sections 5 or 6 below, if Participant’s employment terminates for any reason prior to the fifth (5th) anniversary of the Vesting Commencement Date, then any Tranche that has not satisfied the Time-Based Vesting Condition pursuant to this Section 2 will be forfeited and cancelled for no consideration in respect thereof.
3.Performance-Based Vesting Condition. The Performance-Based Vesting Condition for each Tranche will be measured on the Measurement Date on which the Time-Based Vesting Condition for such Tranche is satisfied and on up to four Measurement Dates immediately following such Measurement Date (or such fewer number of Measurement Dates that remain in the Performance Period, if applicable). If the Company Stock Price equals or exceeds the Baseline Price as of any of such Measurement Dates, then the Performance-Based Vesting Condition of the applicable Tranche will be satisfied. If the Company Stock Price does not equal or exceed the Baseline Price as of any of such Measurement Dates then, as of the last of such Measurement Dates, the Tranche will be automatically forfeited and cancelled for no consideration in respect thereof.
4.Vesting. PSUs subject to the Award will vest and become nonforfeitable on the first date during the Performance Period upon which both of the Time-Based Vesting Condition and Performance-Based Vesting Condition are achieved, if applicable, in accordance with this Exhibit B.
5.Qualifying Termination. In the event Participant experiences a Non-CIC Qualifying Termination during the Performance Period, then, notwithstanding anything herein to the contrary, one-tenth (1/10th) of the Award (or, if less than one-tenth (1/10th) of the Award remains outstanding as of the Termination Date, then the then-outstanding portion of the Award) will be deemed to have satisfied the Time-Based Vesting Condition and will vest upon the Termination Date (regardless of the Company Stock Price as of such date). For the avoidance of doubt, any Tranche for which the Time-Based Vesting Condition is not satisfied pursuant to this Section 5 shall be forfeited and cancelled as of the Termination Date for no consideration in respect thereof.
6.Change in Control.
(a)If, as of the Change in Control Date, the Change in Control Price equals or exceeds the Baseline Price, then all unvested PSUs shall remain outstanding and eligible to vest upon the achievement of the applicable Time-Based Vesting Condition. If, as of the Change in Control Date, the Change in Control Price does not equal or exceed the Baseline Price, then all unvested PSUs will be forfeited and cancelled as of the Change in Control Date for no consideration in respect thereof.
(b)If Participant experiences a CIC Qualifying Termination and PSUs remain outstanding pursuant to Section 6(a) of this Exhibit B, then (i) as of the later of the Change in Control Date and the Termination Date, the Time-Based Vesting Condition will be deemed to be satisfied with respect to a number of PSUs equal to (A) the product of (1) the total number of PSUs granted pursuant to the Award and (2) the CIC Performance Factor, minus (B) the number of PSUs that have already vested prior to the CIC Qualifying Termination and (ii) any PSUs that do not become vested pursuant to clause (i) will be forfeited and cancelled for no consideration in respect thereof.
7.Release Requirement. Vesting of PSUs upon a Qualifying Termination pursuant to this Exhibit B will in all cases be subject to Participant’s execution and non-revocation of a Release within the applicable time period set forth in the Severance Plan.
8.Forfeiture. Except as set forth in Sections 5 and 6 hereof, upon the earlier of the occurrence of (i) the Termination Date and (ii) the end of the Performance Period, all unvested PSUs shall be forfeited and cancelled for no consideration in respect thereof.
9.Definitions. For purposes of the Agreement (including this Exhibit B), the following terms when capitalized will have the following meanings:
(a)“Baseline Price” means $6.24.
(b)“Change in Control Date” means the date upon which a Change in Control is consummated.
(c)“Change in Control Price” means the value of the total amount of consideration payable in respect of each Share in connection with the Change in Control. For this purpose, the value of any non-cash consideration will be determined, prior to the Change in Control Date, by the Committee in good faith.
(d)“CIC Performance Factor” means (i) if the Change in Control Price is equal to or greater than $25.00 but less than $29.00, a fraction, the numerator of which is equal to five (5) and the denominator of which is equal to seven (7), (ii) if the Change in Control Price is equal to or greater than $29.00 but less than $33.00, a fraction, the numerator of which is
Ex. B A-2

equal to six (6) and the denominator of which is equal to seven (7) or (iii) if the Change in Control Price is equal to or greater than $33.00, one (1).
(e)“CIC Qualifying Termination” has the meaning set forth in the Severance Plan.
(f)“Company Stock Price” means the average closing price of a Share on the Securities Exchange for any consecutive period of thirty (30) Trading Days that ends on the last Trading Day immediately preceding an applicable Measurement Date.
(g)“Disability” shall have the meaning set forth in the Company’s long-term disability plan, as in effect from time to time (or, if no such plan is then in effect, as such term was most recently defined therein).
(h)“Non-CIC Qualifying Termination” has the meaning set forth in the Severance Plan.
(i)“Performance-Based Vesting Condition” means the performance condition that, together with the Time-Based Vesting Condition, must be satisfied in order for the PSUs to vest.
(j)“Performance Period” means the period beginning on the Vesting Commencement Date and ending on the fifth (5th) anniversary of the Vesting Commencement Date.
(k)“Qualifying Termination” has the meaning set forth in the Severance Plan.
(l)“Release” has the meaning set forth in the Severance Plan.
(m)“Securities Exchange” means the Nasdaq Global Select Market or such other established securities exchange, national market system, or other trading platform, on which Shares primarily are listed and regularly trade.
(n)“Severance Plan” means the Opendoor Technologies Inc. Executive Severance Plan, as amended from time to time.
(o)“Termination Date” means the last day of Participant’s employment with the Company or Subsidiary, provided that in the case of termination of employment by resignation by Participant, such date shall not be earlier than the date notice of resignation was given; or in the event that Participant’s death or Disability occurs prior to such date, the date of Participant’s death or Disability.
(p)“Time-Based Vesting Condition” means the service condition that, together with the Performance-Based Vesting Condition, must be satisfied in order for the PSUs to vest.
(q)“Trading Day” means a full daily trading session (9:30am Eastern Time to 4:00pm Eastern Time) during which Shares are traded on the Securities Exchange.
10.
Ex. B A-3

Attachment B

OPENDOOR TECHNOLOGIES INC. PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE SECOND SIGN-ON PSU AWARD

Opendoor Technologies Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the performance-based Restricted Stock Units (the “PSUs”) described in this Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the Opendoor Technologies Inc. 2020 Incentive Award Plan (as amended from time to time, the “Plan”) and the Performance-Based Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.
Participant: Giang Nguyen

Grant Date: December 10, 2025

Number of PSUs: 4,100,000

Vesting Commencement Date: October 15, 2025

Vesting Schedule: Subject to the terms of the Performance-Based Restricted Stock Unit Agreement, the PSUs shall vest as set forth in Exhibit B attached hereto.
By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has read and understands that this Grant Notice, the Plan and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all applicable provisions of the Plan, this Grant Notice and the Agreement.

NOTE: PSUs will be cancelled and forfeited on your Termination Date except as set forth in the Agreement; you will not be entitled to compensation or damages pursuant to contract, common law or civil law in respect of any such cancellation and forfeiture.

OPENDOOR TECHNOLOGIES INC.    PARTICIPANT

By:	/s/ Kaz Nejatian	/s/ Giang Nguyen
Name:	Kaz Nejatian	Giang Nguyen
Title:	Chief Executive Officer

B-1

Exhibit A to Attachment B

OPENDOOR TECHNOLOGIES INC. PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

Article 1
GENERAL
1.1Award of PSUs. The Company has granted the PSUs to Participant (the “Award”) effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to be issued any Shares until the time (if ever) the PSUs have vested.
1.2Incorporation of Terms of the Plan. The PSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any conflict between the Plan and this Agreement, the terms of this Agreement will control; provided, however, that no action by the Administrator or the Company that is permitted under Articles 8.2(e) or 8.2(f) of the Plan shall have an adverse effect on the economic value of the Award, as determined by the Administrator in its reasonable discretion, without the express written consent of the Participant.
1.3Unsecured Promise. The PSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.
1.4Definitions. Capitalized terms used in this Agreement will have the meanings set forth in Exhibit B or, if not defined in Exhibit B, will have the same meanings as in the Plan.
Article 2
VESTING; FORFEITURE AND SETTLEMENT
2.1Vesting; Forfeiture.
(a)The PSUs will vest according to the terms and conditions set forth in Exhibit B. In the event of Participant’s Termination of Service for any reason, all unvested PSUs will immediately and automatically be cancelled and forfeited, except as otherwise provided in Exhibit B or in a binding written agreement between Participant and the Company that specifically provides that it is intended to supersede the terms of this Agreement.
(b)Notwithstanding the terms of the Plan, Participant’s Termination of Service is deemed to occur on the Termination Date for the purposes of this Agreement.

2.2Settlement.
(a)The PSUs will be paid in Shares as soon as administratively practicable after the vesting of the applicable PSU, but in no event later than the March 15 of the year following the year in which the applicable vesting date occurs.
(b)Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate the Applicable Laws until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided that the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.
Article 3
TAXATION AND TAX WITHHOLDING
3.1Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.
3.2Tax Withholding.
(a)Participant may pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s PSUs. If Participant does not pay the Company such taxes, then following consultation between Participant and the Company and subject to any requirements or limitations under Applicable Law, the Company shall and Participant hereby authorizes and consents to the Company, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to the PSUs by one of the following methods, notwithstanding anything to the contrary in Article 9.5 of the Plan:
(i)by surrendering to the Company for cancellation PSUs with respect to that number of Shares with a Fair Market Value to the applicable tax withholding obligations; or
(ii)if there is a public market for Shares at the time the tax obligations are satisfied, delivery by the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to sell shares issued in respect of the PSUs in an amount necessary to satisfy the applicable tax withholding obligations and deliver promptly to the Company funds sufficient to satisfy the tax withholding; provided that such amount is paid to the Company as soon as practicable; or
(iii)a combination of the payment forms described in clauses (i)-(ii) of this Article 3.2(a).
Ex. A B-2

(b)Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the PSUs. Neither the Company nor any Subsidiary makes any representation regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the PSUs or the subsequent sale of Shares. The Company and its Subsidiaries do not commit and are under no obligation to structure the PSUs to reduce or eliminate Participant’s tax liability.
Article 4
OTHER PROVISIONS
4.1Adjustments. Participant acknowledges that the PSUs, and the Shares subject to the PSUs, are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.
4.2Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or a regularly maintained branch post office, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
4.3Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.4Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
4.5Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, provided that any such assignee is the successor to all or substantially all of the business and assets of the Company and expressly assumes the liabilities and obligations of the Company under this Agreement, and this Agreement will inure to the benefit of the successors and permitted assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and permitted assigns of the parties hereto.
4.6Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the PSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any
Ex. A B-3

amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
4.7Entire Agreement. The Plan, the Grant Notice and this Agreement (including Exhibit B hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant agrees and acknowledges that Participant has received and read a copy of the Plan.
4.8Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
4.9Limitation on Participant’s Rights. The participation of any Participant in the Plan is entirely voluntary and participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the PSUs, as and when settled pursuant to the terms of this Agreement.
4.10Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.
4.11Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
4.12Special Provisions for Bahamas. Notwithstanding any other provision of this Agreement or the Plan to the contrary:
(a)Participant acknowledges that the grant, vesting, and settlement of this Award may be subject to the securities laws of The Bahamas, including the Securities Industry Act, 2024 and any successor legislation. The Company shall cooperate in good faith to facilitate any required filings, exemptions, or disclosures with the Securities Commission of The Bahamas.
(b)Participant understands that, as a resident of The Bahamas, holding or receiving foreign securities or related proceeds may require prior approval under the Exchange Control Regulations Act. Participant agrees to seek any necessary approvals, and the Company
Ex. A B-4

shall provide reasonable assistance in connection with such applications, including documentation of the award terms and valuation.
(c)The Company makes no representations regarding the tax treatment of this Award under Bahamian law. Participant is solely responsible for complying with any applicable tax reporting or payment obligations arising from the grant, vesting, or settlement of this Award.
(d)To the extent required by the laws of The Bahamas, this Agreement shall be interpreted in a manner consistent with such laws, provided that no provision herein shall be deemed to create an employment relationship under Bahamian law.
[Signature Page Follows.]

Ex. A B-5

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.
                    OPENDOOR TECHNOLOGIES INC.

                    By: _/s/ Kaz Nejatian_________________
                    Name: Kaz Nejatian
                    Title: Chief Executive Officer

                    Participant

                    By: _/s/ Giang Nguyen_________________
                    Name: Giang Nguyen
[Signature Page to Attachment B – Second PSU Award Agreement]

Exhibit B to Attachment B
PSU VESTING CONDITIONS (SECOND SIGN-ON AWARD)
In addition to the terms set forth in the Grant Notice and the Agreement, the Award will be subject to the terms of this Exhibit B. Capitalized terms will have the meaning ascribed to such terms in the Grant Notice or above sections of the Agreement, as applicable, unless otherwise noted or otherwise defined in Section 10 of this Exhibit B.
1.Vesting Conditions. This Exhibit B sets forth the terms and conditions pursuant to which the PSUs will be deemed to have satisfied the Performance-Based Vesting Condition and the Time-Based Vesting Condition.
2.Performance-Based Vesting Condition. Except as set forth in Sections 5 or 6 of this Exhibit B, on the date on which the Company Stock Price meets or exceeds the dollar value specified in any of the rows below in the column entitled “Stock Price Hurdle” (each, a “Stock Price Hurdle”) at any point during the Performance Period, the Performance-Based Vesting Condition will be satisfied with respect to (a) the number of PSUs listed in the table below directly across from such Stock Price Hurdle (each, a “Tranche”) and (b) each preceding Tranche solely to the extent that the Stock Price Hurdles applicable to each such Tranche have not already been achieved. The Committee will certify attainment of the Stock Price Hurdle within ten (10) days thereafter. For the avoidance of doubt, once a Stock Price Hurdle has been achieved during the Performance Period, (a) it will forever be treated as having been achieved, regardless of any subsequent changes in the trading price of a Share and (b) such Stock Price Hurdle cannot be achieved again.

Tranche	Stock Price Hurdle(1)	PSUs
1	$9.00	585,714
2	$13.00	585,714
3	$17.00	585,714
4	$21.00	585,714
5	$25.00	585,714
6	$29.00	585,715
7	$33.00	585,715

(1)    The Stock Price Hurdles will be adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar event, in accordance with the terms of the Plan and the Agreement. The Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Agreement, will make the determination of any such adjustments required in connection with any such event. For the avoidance of doubt, the adjustment provisions contained in the Plan (as modified in the Agreement) are incorporated herein by reference herein.

3.Time-Based Vesting Condition. Except as provided in Sections 5 or 6 of this Exhibit B, subject to Participant’s continued employment with the Company and its affiliates through the applicable date, the Time-Based Vesting Condition shall be satisfied as to (i) Tranche 1 on the six (6)-month anniversary of the Vesting Commencement Date; (ii) Tranche 2 in four substantially equal installments starting on the date that is three (3) months after the six (6)-month anniversary of the Vesting Commencement Date and continuing on each date that is three (3) months thereafter; (iii) Tranche 3 in four substantially equal installments starting on the date that is three (3) months after the eighteen (18)-month anniversary of the Vesting Commencement Date and continuing on each date that is three (3) months thereafter; (iv) Tranches 4 and 5 in four substantially equal installments starting on the date that is three (3) months after the two and one-half (2.5) year anniversary of the Vesting Commencement Date and continuing on each date that is three (3) months thereafter; (v) Tranche 6 in four substantially equal installments starting on the date that is three (3) months after the three and one-half

(3.5) year anniversary of the Vesting Commencement Date and continuing on each date that is three (3) months thereafter; and (vi) Tranche 7 in four substantially equal installments starting on the date that is three (3) months after the fourth (4th) anniversary of the Vesting Commencement Date and continuing on each date that is three (3) months thereafter, such that the Time-Based Vesting Condition shall be satisfied with respect to one hundred percent (100%) of the Award on the fifth (5th) anniversary of the Vesting Commencement Date. If Participant’s employment with the Company and its affiliates terminates for any reason prior to the fifth (5th) anniversary of the Vesting Commencement Date, then, except as set forth in Section 5 and Section 6 of this Exhibit B, any PSUs that have not satisfied the Time-Based Vesting Condition pursuant to this Section 3 will be forfeited and cancelled for no consideration in respect thereof.
4.Vesting. PSUs subject to the Award will vest and become nonforfeitable on the first date during the Performance Period upon which both of the Time-Based Vesting Condition and Performance-Based Vesting Condition are achieved in accordance with this Exhibit B.
5.Termination of Employment.
(a)In the event that Participant experiences a termination of employment due to Participant’s death or Disability then, notwithstanding anything herein to the contrary, any Tranche that, as of the Termination Date, has met the Performance-Based Vesting Condition (other than by reason of a Change in Control) but has not met the Time-Based Vesting Condition will be deemed to have met the Time-Based Vesting Condition and will automatically vest as of the Termination Date.
(b)In the event that Participant experiences a Non-CIC Qualifying Termination, then, notwithstanding anything herein to the contrary, (i) for purposes of determining whether any Time-Based Vesting Condition has been satisfied, Participant will be deemed to have remained employed through the Tail Period and (ii) the Tranche with the lowest associated Stock Price Hurdle of the Tranches for which the Performance-Based Vesting Condition has not been met as of the Termination Date (if any) will remain outstanding and eligible to satisfy the Performance-Based Vesting Condition during the Tail Period. After the end of the Tail Period, the Committee will determine whether any additional PSUs have become vested by virtue of satisfying both the Performance-Based Vesting Condition and the Time-Based Vesting Condition and any such PSUs will vest as of the last day of the Tail Period.
(c)Upon Participant’s termination of employment, any PSUs that do not become vested pursuant to Section 5(a) or 5(b), or pursuant to Section 6 (if applicable), will be forfeited and cancelled for no consideration in respect thereof.
6.Change in Control.
(a)Upon the Change in Control Date, any Tranche for which the Performance-Based Vesting Condition has not been achieved prior to the Change in Control Date and that corresponds to a Stock Price Hurdle that is less than or equal to the Change in Control Price will be deemed to have satisfied the Performance-Based Vesting Condition and will remain outstanding and eligible to vest, subject to achievement of the Time-Based Vesting Condition. Any Tranche for which the Performance-Based Vesting Condition has not been achieved as of the Change in Control Date as described in this Section 6 will be forfeited and cancelled for no consideration in respect thereof.
(b)If Participant experiences a CIC Qualifying Termination, then (i) as of the later of the Change in Control Date and the Termination Date, the Time-Based Vesting Condition will be deemed to be satisfied with respect to a number of PSUs equal to (A) the product of (1) the total number of PSUs granted pursuant to the
Ex. B B-2

Award and (2) the CIC Performance Factor, minus (B) the sum of (x) the number of PSUs that have already vested prior to the Qualifying Termination and (y) the number of PSUs that were forfeited and cancelled for no consideration in respect thereof pursuant to Section 6(a) of this Exhibit B, provided that if clause (B) is greater than clause (A), then no additional PSUs will vest and (ii) any PSUs that do not become vested pursuant to clause (i) will be forfeited and cancelled for no consideration in respect thereof.
7.Release Requirement. Vesting of PSUs upon a Qualifying Termination pursuant to this Exhibit B will in all cases be subject to Participant’s execution and non-revocation of a Release within the applicable time period set forth in the Severance Plan.
8.Forfeiture. Except as set forth in Sections 5 and 6 hereof, upon the earlier of the occurrence of (i) the Termination Date, and (ii) the expiration of the Performance Period, each Tranche for which either (or both) of the Performance-Based Vesting Condition or the Time-Based Vesting Condition has not been satisfied will be forfeited and cancelled for no consideration in respect thereof.
9.Dividend Equivalents. Each Tranche that has met the Performance-Based Vesting Condition but has not met the Time-Based Vesting Condition will accrue Dividend Equivalents from the date on which the Performance-Based Vesting Condition is met until the earlier of (a) the date on which the Time-Based Vesting Condition is met and (b) the date on which the Tranche is forfeited. Dividend Equivalents will be subject to the same Time-Based Vesting Conditions and the same settlement terms as the Tranche with respect to which they are credited.
10.Definitions. For purposes of the Agreement (including this Exhibit B), the following terms when capitalized will have the following meanings:
(a)“Change in Control Date” means the date upon which a Change in Control is consummated.
(b)“Change in Control Price” means the value of the total amount of consideration payable in respect of each Share in connection with the Change in Control. For this purpose, the value of any non-cash consideration will be determined, prior to the Change in Control Date, by the Committee in good faith.
(c)“CIC Performance Factor” means (i) if the Change in Control Price is equal to or greater than $25.00 but less than $29.00, a fraction, the numerator of which is equal to five (5) and the denominator of which is equal to seven (7), (ii) if the Change in Control Price is equal to or greater than $29.00 but less than $33.00, a fraction, the numerator of which is equal to six (6) and the denominator of which is equal to seven (7) or (iii) if the Change in Control Price is equal to or greater than $33.00, one (1).
(d)“CIC Qualifying Termination” has the meaning set forth in the Severance Plan.
(e)“Company Stock Price” means the average closing price of a Share on the Securities Exchange for any consecutive period of thirty (30) Trading Days that both begins and ends during the Performance Period.
(f)“Disability” shall have the meaning set forth in the Company’s long-term disability plan, as in effect from time to time (or, if no such plan is then in effect, as such term was most recently defined therein).
(g)“Non-CIC Qualifying Termination” has the meaning set forth in the Severance Plan.
(h)“Performance Period” means the period commencing on the first anniversary of the Vesting Commencement Date and ending on the fifth anniversary of the Vesting Commencement Date.
Ex. B B-3

(i)“Performance-Based Vesting Condition” means the performance condition that, together with the Time-Based Vesting Condition, must be satisfied in order for the PSUs to vest.
(j)“Qualifying Termination” has the meaning set forth in the Severance Plan.
(k)“Release” has the meaning set forth in the Severance Plan.
(l)“Securities Exchange” means the Nasdaq Global Select Market or such other established securities exchange, national market system, or other trading platform, on which Shares primarily are listed and regularly trade.
(m)“Severance Plan” means the Opendoor Technologies Inc. Executive Severance Plan, as amended from time to time.
(n)“Tail Period” means, if Participant experiences a Qualifying Termination, the consecutive period of sixty (60) Trading Days beginning on the first Trading Day immediately following the Termination Date (or such shorter period of consecutive Trading Days that commences on the first Trading Day immediately following the Termination Date and ends on the last day of the Performance Period).
(o)“Termination Date” shall mean the last day of Participant’s employment with the Company or Subsidiary, provided that in the case of termination of employment by resignation by Participant, such date shall not be earlier than the date notice of resignation was given; or in the event that Participant’s death or Disability occurs prior to such date, the date of Participant’s death or Disability.
(p)“Time-Based Vesting Condition” means the service condition that, together with the Performance-Based Vesting Condition, must be satisfied in order for the PSUs to vest.
(q)“Trading Day” means a full daily trading session (9:30am Eastern Time to 4:00pm Eastern Time) during which Shares are traded on the Securities Exchange.

Ex. B B-4

Attachment C
OPENDOOR LABS INC.
EMPLOYEE CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT

Attachment D
NOTICE OF PARTICIPATION